EXHIBIT 32.1

         CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Theodore Farnsworth, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Xstream Beverage Network, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Xstream Beverage Network, Inc.

August 22, 2005

                                         By: /s/ Theodore Farnsworth
                                             -----------------------
                                         Theodore Farnsworth, CEO,
                                         principal executive officer and
                                         principal financial officer